UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 12, 2011

ADTRAN, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-24612	63-0918200
(State of Incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

901 Explorer Boulevard, Huntsville, Alabama 35806-2807
(Address of principal executive offices, including zip code)

(256) 963-8000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

On April 12, 2011, ADTRAN, Inc. announced its financial results for the fiscal quarter ended March 31, 2011 and certain other information.

ADTRAN also announced that its Board of Directors declared a quarterly cash dividend of $0.09 per common share to be paid to holders of record at the close of business on April 28, 2011.  The ex-dividend date is April 26, 2011 and the payment date is May 12, 2011.

A copy of ADTRAN's press release announcing such financial results and other information is attached as Exhibit 99.1 hereto and incorporated by reference herein.

In addition, ADTRAN has posted supplemental information regarding revenues by product category, subcategory and segment for the fiscal quarter ended March 31, 2011 on the Investor Relations page of its website, www.adtran.com.  A copy of the supplemental information is attached as Exhibit 99.2 hereto and incorporated by reference herein.

Item 9.01     Financial Statements and Exhibits.

                      (d)  Exhibits.

                      The following exhibits are furnished as part of this Current Report on Form 8-K.

Exhibit Number	Description

99.1	Press Release dated April 12, 2011.

99.2	Revenues by product and segment classification

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on April 13, 2011.

ADTRAN, Inc.
(Registrant)

By: /s/ James E. Matthews
James E. Matthews
Senior Vice President – Finance,
Chief Financial Officer, Treasurer,
Secretary and Director
(Principal Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated April 12, 2011.

99.2	Revenues by product and segment classification